Other (Income) Expense, Net	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Other Income and Expenses [Abstract]
Other (Income) Expense, Net
(9)	OTHER (INCOME) EXPENSE, NET

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Exchange (gains) losses, net	$57.8	$(14.6)	$66.5	$(14.5)
Management fees and expenses	—	0.8	—	1.6
Impairment of real estate investment	30.6	—	30.6	—
Other miscellaneous	0.2	12.2	(4.6)	15.8

Total	$88.6	$(1.6)	$92.5	$2.9

Our net exchange (gains) losses for the three and six months ended June 30, 2015 and 2014 consist of remeasurement losses primarily related to the remeasurement of the net monetary assets of our Venezuelan subsidiary, as discussed in further detail below, as well as exchange remeasurement gains and losses primarily related to intercompany transactions denominated in currencies different from the functional currency of the relevant subsidiary. These remeasurements of the intercompany transactions were partially offset by the remeasurement of our Euro borrowings. Other miscellaneous included a gain for the six months ended June 30, 2015 resulting from the acquisition of an additional 25% interest in an equity method investee for a purchase price of $4.3 million. As a result of the acquisition, we obtained a controlling interest and recognized a gain of $5.4 million on the remeasurement of our previously held equity interest as of the acquisition date. Other miscellaneous also included a loss of $12.3 million for the three and six months ended June 30, 2014 resulting from the release of an indemnity receivable, which had been recorded in conjunction with our indemnity provisions from the Acquisition.

Venezuela Devaluation

Based on our participation in Venezuela’s Complementary System of Foreign Currency Administration (SICAD I) auction process during the year ended December 31, 2014, we changed the exchange rate we used to remeasure our Venezuelan subsidiary’s bolivar denominated monetary assets and liabilities into U.S. dollars to an exchange rate of 12.0 Venezuelan bolivars to 1.0 U.S. dollar at December 31, 2014 from the Official Rate of 6.3 Venezuelan bolivars to 1.0 U.S. dollar. We determined that the exchange rate of 12.0 Venezuelan bolivars to 1.0 U.S. dollar remained the most appropriate rate at March 31, 2015 given that we believed the monetary assets of our Venezuelan subsidiary would be realized through a dividend utilizing the SICAD I auction process.

In February 2015, the Venezuelan government enacted additional changes to its foreign exchange regime. The changes maintain a three-tiered system, including the Official Rate determined by CENCOEX, which remains at 6.3 Venezuelan bolivars to 1.0 U.S. dollar, and the SICAD I rate which remained at 12.0 Venezuelan bolivars to 1.0 U.S. dollar. There was a third market, SICAD II, which has since been eliminated and replaced by a new, alternative currency market, the Marginal Foreign Exchange System (“SIMADI”).

SIMADI is intended to provide limited access to a free market rate of exchange. The only way to obtain U.S. dollars through SIMADI is through the supply and demand available within the subsidiary’s financial institutions. We believe that significant uncertainty still exists regarding the exchange mechanisms in Venezuela, including how any such mechanisms will operate in the future and the availability of U.S. dollars under each mechanism, including SIMADI. At June 30, 2015, we expect to maintain liquidity through participation in future SIMADI exchanges, if available. Further, although there are uncertainties related to the liquidity available through SIMADI at June 30, 2015, we believe it was appropriate to move from using the SICAD I rate to using the SIMADI floating rate based on the culmination of relevant facts and circumstances, including our expectation that future dividend remittances would be made at this rate.

As a result, at June 30, 2015, we utilized an exchange rate of 197.7 Venezuelan bolivars to 1.0 U.S. dollar to remeasure the monetary assets and liabilities of our Venezuelan subsidiary.

In applying the June 30, 2015 SIMADI exchange rate to the bolivar denominated monetary assets and liabilities of our Venezuelan subsidiary, we recorded an exchange loss of $53.2 million for the three and six months ended June 30, 2015, which was included in other (income) expense, net.

Venezuela Financial Results

As a result of moving from SICAD I to SIMADI and the associated devaluation of our translation rates, we concluded an impairment indicator existed as of June 30, 2015. With the devaluation we evaluated the carrying value of the long-lived assets of our Venezuelan subsidiary for impairment, including $19.7 million of our property plant and equipment, $58.7 million of definite-lived intangibles and $52.6 million of a real estate investment. Based on an analysis of estimated undiscounted future cash flows expected to result from the use of our productive long-lived assets with finite lives, we determined that their carrying values were recoverable at June 30, 2015 based on continued demand and price assumptions of our local operations. The price assumptions include anticipated increases in prices to recover increases in our cost of goods sold as a result of our change to the SIMADI exchange rate at June 30, 2015. These price increases are expected to continue and are intended to allow us to keep pace with the changes in exchange rates and inflation. We believe these price increases are feasible given our market share, customer base and historical success of implementing price increases in similar situations in the past. If our assumptions regarding continued demand and our ability to successfully implement and sustain price increases are inaccurate, there is risk that our productive long-lived assets may be impaired and there would be an unfavorable impact to our results of operations.

We separately evaluated the carrying value of our real estate investment as it is not part of our core operational activities. Based on this evaluation, we concluded that the carrying value of the real estate investment of $52.6 million was no longer recoverable as a result of the current real estate market prices and movement of our translation rate from 12.0 Venezuelan bolivars to 1.0 U.S. dollar to 197.7 Venezuelan bolivars to 1.0 U.S. dollar. We recorded an impairment to write down the carrying value of the asset to its fair value of $22.0 million, which is recorded within other assets. The impairment of $30.6 million was recorded within other (income) expense, net for the three and six months ended June 30, 2015. The method used to determine fair value of the real estate investment included using Level 2 inputs in the form of observable market quotes from local real estate broker service firms.

At June 30, 2015 and December 31, 2014, our Venezuelan subsidiary had total assets of $139.3 million and $197.8 million, respectively, and total liabilities of $28.2 million and $57.0 million, respectively. At June 30, 2015 and December 31, 2014, total non-monetary assets, net, were $126.3 million and $149.6 million. For the six months ended June 30, 2015, our Venezuelan operations represented $95.1 million in net sales.

(13)	OTHER EXPENSE, NET

	Successor			Predecessor
	Year Ended December 31,		Period from August 24, 2012 through December 31,	Period from January 1, 2013 through January 31,	Year Ended December 31,
	2014	2013	2012	2013	2012
Exchange losses, net	$81.2	$48.9	$—	$4.5	$17.7
Management fees and expenses	16.6	3.1	—	—	—
Other	17.2	(3.5)	—	0.5	(1.4)

Total	$115.0	$48.5	$—	$5.0	$16.3

Our net foreign exchange losses for the year ended December 31, 2014 and 2013 consisted of remeasurement losses primarily related to intercompany transactions denominated in currencies different from the functional currency of the relevant subsidiary partially offset by gains on our Euro borrowings and our Venezuela operations, as discussed below.

Based on changes to the Venezuelan currency exchange rate mechanisms in 2014 and our participation in Venezuela’s Complementary System of Foreign Currency Administration (SICAD I) auction process during the year ended December 31, 2014, we changed the exchange rate we used to remeasure our Venezuelan subsidiary’s financial statements into U.S. dollars. The exchange rate was determined by such auction process, which was 12.0 to 1 as of December 31, 2014 compared to the historical indexed rate of 6.3 to 1. We determined that the exchange rate of 12.0 to 1 was appropriate given trends in the SICAD 1 auction process. Further, we also believe the equity of our Venezuelan subsidiary would be realized through a dividend utilizing the auction process through SICAD I. The devaluations of the exchange rates resulted in net gains of $17.0 million for the year ended December 31, 2014 primarily due to our Venezuelan operations being in a net monetary liability position.

In February 2015, the Venezuelan government enacted additional changes to its foreign exchange regime. The changes maintain a three-tiered system, including the Official Rate determined by CENCOEX, which remains at 6.3 to 1, and the SICAD I auction market which continued to trade at 12.0 to 1. The SICAD II market has been eliminated and a new, alternative currency market, the Marginal Foreign Exchange System (“SIMADI”), has been created with a floating exchange rate generally based on supply and demand. An initial exchange rate for the SIMADI market was established at approximately 170.0 to 1.

At December 31, 2014, our Venezuelan subsidiary was in a net monetary liability position of $9.1 million and had non-U.S. Dollar denominated net non-monetary assets of $150.9 million. We continue to assess the impact, if any, of these changes as the government of Venezuela issues regulations to implement them, but at this time it is unclear based on the current governmental policies, when considered with the foreign exchange process and other circumstances in Venezuela, whether these events will have any financial impact on the operations of our Venezuelan subsidiary.